                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 April 12, 2000


                  Farmer Mac Mortgage Securities Corporation
          --------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



               Delaware                333-80805          52-1779791
      ---------------------------     -----------        ------------
      (State or Other Jurisdiction    (Commission      (I.R.S. Employer
            of Incorporation)         File Number)    Identification No.)


           919 18th Street, N.W.                             20006
             Washington, DC                                ---------
        ------------------------                           (Zip Code)
          (Address of Principal
            Executive Offices)

      Registrant's telephone number, including area code (202) 872-7700

                                    No Change

         (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events

     Attached as Exhibits 99.1, 99.2 and 99.3 to this Current Report are certain materials (the "Preliminary Term Sheets") furnished to the Registrant by Greenwich Capital Markets, Inc. (the "Underwriter") in respect of Farmer Mac II Trust 2000-A Guaranteed Agricultural Mortgage-Backed Securities, (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement, to be dated April 28, 2000, and a Prospectus, dated March 29, 2000 (the Prospectus Supplement and the Prospectus are collectively referred to herein as the "Prospectus") to be filed with the Commission pursuant to Rule
424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (Commission File No. 333-80805) (the "Registration Statement").

         The Preliminary Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Preliminary Term Sheets.

         Any statements or information contained in the Preliminary Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

  Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

  99       Not applicable.

  99       Not applicable.

  99       Exhibits:

  99.1     Preliminary Term Sheet, Prepared April 25, 2000
  99.2     Preliminary Term Sheet, Prepared April 24, 2000
  99.3     Preliminary Term Sheet, Prepared April 12, 2000

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                      CORPORATION

                                    By: /s/ Jerome G. Oslick
                                       -------------------------
                                        Name: Jerome G. Oslick
                                        Title: Vice President & General Counsel

Dated:  April 27, 2000

                                  EXHIBIT INDEX

Exhibit No.                   Description                           Page No.
-----------                   -----------                           --------

99.1           Preliminary Term Sheet, Prepared April 25, 2000
99.2           Preliminary Term Sheet, Prepared April 24, 2000
99.3           Preliminary Term Sheet, Prepared April 12, 2000

                                                                EXHIBIT 99.1

                      Preliminary Term Sheet Prepared April 25, 2000

     This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein is superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



                             PRELIMINARY TERM SHEET

                            Prepared: April 25, 2000

                           FARMER MAC II TRUST 2000-A

               $[68,791,471] (approximate) Class A Certificates

Farmer Mac, Guarantor and Trustee

        =====================================================================
                                                   WAL      Payment Window
        Class              Principal    Coupon    (Yrs)     (Mo) Call/Mat
                           ---------             ------    -------------
                           Amount (1)              (3)
                           ------
        Class A
        Certificates     $[68,791,471]    (2)      _.__       _____/_____
        =====================================================================

(1)   Approximate.  Subject to final collateral and Guarantor approval.

(2) Interest on the Class A Certificates will be distributed as described in "Pass-Through Rate" herein. Based on the assumptions described in "Pass-Through Rate" herein, the Pass-Through Rate for the initial Distribution Date is expected to be [8.84]%.

(3) The Class A Certificates are subject to an Optional Redemption to occur as described in "Optional Redemption" herein.


Underwriter:        Greenwich Capital Markets, Inc.

Depositor:          Farmer Mac Mortgage Securities Corporation ("FMMSC").

Issuer/Trustee:     Federal Agricultural Mortgage Corporation ("Farmer Mac").

Guarantor:          Farmer Mac.

The Certificates:   The Issuer will issue the Class A Certificates
                    (the   "Certificates").   The  Certificates  will  represent
                    interests  in the  guaranteed  portions  of a pool of  loans
                    ("Guaranteed Portions") originated under the B&I and FSA loan programs of the USDA (each as defined herein).

Loans: The loans were originated under the United States Department of Agriculture ("USDA") Business and Industry ("B&I") and Farm Service Agency ("FSA") loan programs (the "Loans").

                    B&I Loans typically range in size from $1,000,000 to $10,000,000 and FSA Loans can be no larger than $700,000. A portion of each B&I Loan carries a full faith and credit guarantee of principal and interest from the U.S. Government typically ranging from 70% to 90% of the Loan amount, depending on size. FSA Loans are typically guaranteed for
                    90% of principal, however, under certain conditions (as described below), FSA Loans are guaranteed for up to 95% of principal. The guaranteed percentage is determined by FSA based on the risk involved in the Loan. The originator of each Loan retains the non-guaranteed portion of such Loan and acts as servicer for the life of the Loan. The Loans generally provide regular scheduled payments (usually monthly or annually) of principal and interest. Interest rates are fixed or variable (predominantly Prime based), determined between the lender and borrower and subject to USDA review and approval.

                    As stated above, FSA Loans are typically guaranteed for 90% of principal. The lender may receive a 95% guarantee when
                    (i) the purpose of the Loan is to refinance direct FSA farm credit program debt (if only a portion of the Loan is for this purpose, a weighted average percentage of guarantee will be used) or (ii) the Loan is made to a beginning farmer to participate in certain farmer programs.

                    If the Loan is delinquent for 60 or more days, the holder of the Loan may notify the lender to repurchase the Loan. Within 30 days of demand by the holder, the lender has the option to repurchase the Guaranteed Portion of the Loan for an amount equal to the unpaid guaranteed principal portion and accrued interest (net of servicing fee). If the lender does not repurchase the Loan the holder may make a demand to the USDA to repurchase the Loan. Within 30 days after demand to the USDA from the holder of the Loan, the USDA, pursuant to the USDA guarantee, will purchase from the holder 100% of the unpaid principal balance of the guaranteed portion of the Loan together with 100% accrued interest to the date of repurchase (net of servicing fee). However, such accrued interest will only accrue to the extent the date of repurchase does not extend beyond 90 days from the date of the original demand letter from the holder to the lender.

                    All of the Loans accrue interest in accordance with the simple interest accrual method and have various payment cycles and payment due dates.

                    For more information on the Loans, see attached collateral term sheet (Attachment I).

Servicers:          Each Loan will be serviced by the financial institution that
                    originated such  Loans.   As  of  the  Cut-off  Date,  there
                    are  31  institutions servicing the Loans in the Trust.

Master Servicer:    Farmer  Mac  will  act  as Master Servicer of the Guaranteed
                    Portions.

Federal Tax Status: In the opinion of tax counsel to the Issuer,  the trust will be classified for federal income tax purposes as a grantor trust and not as an association or publicly traded partnership taxable as a corporation. Certificateholders will be required to report their respective allocable shares of income earned on Trust assets and, subject to certain limitations applicable to natural persons, estates and trusts, may deduct their respective allocable shares of reasonable servicing and other expenses of the Trust. See "Material Federal Income Tax Consequences" in the Prospectus Supplement.

Registration:       At  closing,  the  Certificates  will be issued in  physical form. On or prior to the initial Distribution Date, the Certificates will be registered in book-entry form through the Federal Reserve Bank ("Fed Book Entry").

Settlement Date:    On or about  May  4,  2000.  The  Certificates  will  settle on the Settlement Date with accrued interest from the Cut-off Date to, but not including, the Closing Date ([33] days).

Cut-off Date:       The close of business on March 31, 2000.

Distribution Date:  The 15th day of each month or, if  any such  day  is  not  a
                    business   day,  then  the  next  succeeding  business  day,
                    commencing on June 15, 2000.

Accrual Period:     The interest accrual period with respect to the Certificates for a given Distribution Date  will  be the second  calendar
                    month   prior  to  the   month  of  such  Distribution Date.
                    Interest will accrue on a basis equal to the interest accrual basis of the Guaranteed Portion.

Legal Final
Distribution Date:  December 15, 2039.

Credit Enhancement: Credit  enhancement  is  provided  by  the  Guarantor  (the
                    "Guarantee").

                    Under the Guarantee, the Guarantor unconditionally and irrevocably guarantees to the Trustee for the benefit of each Certificateholder the full and complete payment of (i) Net Interest Funds (as defined herein) and (ii) ultimate principal (including any principal payments with respect to balloon payments, if any, allocable to the Guaranteed Portions). The Guarantor's obligations are not backed by the full faith and credit of the United States.

ERISA Eligibility:  The Certificates are expected to be ERISA eligible,  subject
                    to  certain   conditions   specified   in   the   Prospectus
                    Supplement.

Legal Investment:   The  Certificates  will  not  constitute  "mortgage  related securities" for purposes of SMMEA.

Optional Redemption:On or after  the  Distribution  Date on  which the aggregate principal balance of the Guaranteed Portions is less than 1.00% of the aggregate principal balance of the Guaranteed Portions as of the Cut-off Date, the Guarantor may redeem the Certificates, in whole but not in part, by tendering to the Trustee the purchase price therefor, equal to 100% of the unpaid principal balance of the Guaranteed Portions, plus accrued and unpaid Interest Funds.

Prepayment Penalties: B&I Loans are  typically  subject to  prepayment penalties starting at 5% of the original Loan principal amount during the first year of the Loan and stepping down 1% for the next 4 years ("5/4/3/2/1"). Although the pro rata portion of the prepayment penalties on the Guaranteed Portions will be sold to the trust, the prepayment penalties are not covered by the Guarantee or the USDA guarantee.

      For more information on the prepayment penalties with respect to each Guaranteed Portion, see Attachment I.

Collection Period:  For  any  Distribution  Date,  the  second  calendar   month
                    preceding the month of such Distribution Date.

Advances:           With  respect  to any  Collection Period, the Guarantor will make the following advances:

                   (i) For any Guaranteed Portion with respect to which a scheduled payment is received in such Collection Period, but the due date therefore is in a Collection Period subsequent to such Collection Period, interest at the Loan rate (net of all fees) on the principal balance of the Guaranteed Portion as reduced by application of such payment (on the "Simple Interest" method) for the number of days from the date of receipt through the last day of the calendar month of receipt (an "Early Payment Advance");

                  (ii) For any Guaranteed Portion that has a due date in such Collection Period and for which a payment is received in such Collection Period, interest at the Loan rate (net of all fees) on the principal balance of the Guaranteed Portion as reduced by application of such payment (on the simple interest accrual method) for the number of days from the date of receipt of such payment through the last day of the calendar month of receipt (a "Timing Advance");

                 (iii) For any Guaranteed Portion that has a due date in such Collection Period and for which a payment is not received during such Collection Period, and for which an Early Payment Advance was not made, interest at the Loan rate (net of all fees) on the principal balance of the Guaranteed Portion for the number of days between the date of the most recent payment or Advance was made with respect to the Loan and the last day of the calendar month of such date (a "Delinquency Advance").

                    Early Payment Advances, Timing Advances and Delinquency Advances (collectively "Advances") will be reimbursable to the Guarantor out of subsequent collections or recoveries with respect to the Guaranteed Portions as to which such Advances were made.

                    Except for Early Payment Advances, no Advances, will be made for any Guaranteed Portion that does not have a due date in the Collection Period related to the applicable Distribution Date. In addition, all Advances will be made pursuant to the accrual method of the related Guaranteed Portion, and consequently, Guaranteed Portions with 30/360 accrual methods will only be advanced up through and including the 30th day of the month.

Priority of Payments:  On each  Distribution Date, the amounts listed below will be distributed in the following order of priority:
                  (i) to the Certificateholders, the Net Interest Funds and unpaid interest;
                  (ii) to  the  Certificateholders,  the  Principal Distribution
                       Amount; and
                 (iii) to  the Certificateholders, the  amount of all prepayment penalties actually received by the Trustee, if any.

Interest Funds:    For any related Collection Period, the sum of:
                   (i)       interest   received  from  borrowers   during  such
                             Collection Period (but in the case of the first Collection Period, the amounts accrued from and received after the Cut-off Date);
                  (ii) the interest portion of recoveries received from the USDA during such Collection Period; and
                 (iii)       Advances relating to such Collection Period.

Net Interest Funds: For   any   Collection   Period,  Interest  Funds  for  such
                    Collection Period, minus:
                    (i) the servicing fees, payable with respect to such Collection Period;
                   (ii) the Guarantee Fee, payable with respect to such Collection Period; (iii) the Administration Fee, payable with respect to such Collection Period; and
                   (iv) reimbursements for Advances payable with respect to such Collection Period.

Principal Distribution
Amount: With respect to any Collection Period, all payments of principal received (including any balloon payments and any principal prepayments received), plus, with respect to the final Collection Period, any amounts of ultimate principal paid by the Guarantor (as described in "Credit Enhancement" herein).

Pass-Through Rate:  For any  Distribution  Date  the  Pass-Through   Rate  is  a
                    variable rate  which will  be  derived  for each  Collection
                    Period to equal the product of (x) 12 and (y) the percentage equivalent of a fraction, the numerator of which is the Net
                    Interest Funds for the related Collection Period and the denominator of which is the Class A Certificate Principal
                    Balance immediately prior to such Distribution Date. This method of calculating an approximate Pass-Through Rate does not account for the accrual method as described in "Accrual
                    Period" herein, but assumes a 30/360 accrual method.

                    The amount of Net Interest Funds related to the first Collection Period is estimated using the following assumptions:
                    (i) All Guaranteed Portions accrue interest at the net interest rate as of 4/1/00;
                    (ii) Net  interest  accrues  on   the   Guaranteed   Portion
                         principal balance as of the Cut-off Date stated on Attachment I hereto;
                   (iii) Payment of such interest  amounts  is  received  on the related due date; and
                    (iv) Each  Guaranteed  Portion  accrues interest on a 30/360 basis.

                    Based on these assumptions, the Pass-Through Rate on the initial Distribution Date is expected to be approximately [8.84]%.

Guarantee Fee:      The Guarantee Fee is 0.25% per annum.

Administration Fee: The Administration Fee is 0.14% per annum.

                    The Guarantee Fee and Administration Fee will be calculated for each Guaranteed Portion, accrue for the actual number of days used to calculate interest payable by the borrower at the applicable fee rate on the outstanding principal balance of the Guaranteed Portion from time to time. Such Fees will be payable in each Collection Period during which a scheduled payment for the applicable Guaranteed Portion is received.


                                  Attachment I

                        All Amounts are Subject to Change

                          Preliminary Information Sheet

                                  As of 3/31/00

------------------------------------------------------------------------------------------------------------------------------------
                                          B&I and FSA Loan Schedule
------------------------------------------------------------------------------------------------------------------------------------
        Guaranteed Portion
 Loan   Principal Balance   Amortization           Maturity   Payment
 Type   as of 3/31/00       Type                   Date       Frequency
 -----------------------------------------------------------------------------------------------------------------------------------

 B&I    641,072.60          20yr - Regular         06/30/18   Monthly, beg. 7/30/98
 B&I    313,459.43          20yr - Regular         01/01/19   Monthly, beg. 2/1/99
 B&I    283,634.92          7mo I/0, 15yr reg      08/06/13   I/O for 7 mo. beg. 9/8/98, monthly beg. 4/6/99
 B&I    491,209.05          14yr - Regular         05/15/13   Monthly , beg. 7/1/99
 B&I    1,820,800.00        6 mo I/O - 14 yr reg   04/30/14   I/O for 6 mo. Beg 11/30/99, then monthly beg 5/30/00
 B&I    1,204,645.57        10yr - Regular         04/30/09   Monthly -see note- "As parcels of land are sold.."
 B&I    1,410,418.34        15yr - Regular         06/05/14   Monthly, beg. 9/1/99
 B&I    1,857,793.76        22yr - Regular         04/27/21   Monthly, beg. 6/1/99
 B&I    305,736.16          24yr - Regular         06/11/23   Monthly, beg. 8/1/99
 B&I    2,139,094.46        9.25yr -Regular        10/01/08   Monthly, beg. 8/1/99
 B&I    1,558,418.95        1 yr I/O - 15 yr Reg   06/26/13   Monthly, beg. 7/26/98
 B&I    1,103,865.70        15yr - Regular         06/15/14   Monthly, beg. 8/1/99
 B&I    2,612,755.95        20yr - Regular         05/05/19   Monthly, beg. 6/5/99
 B&I    1,639,732.52        24yr - Regular         06/11/23   Monthly, beg. 8/1/99
 B&I    2,236,474.41        30yr - Regular         10/15/26   Monthly, beg. 9/28/99
 B&I    1,840,000.00        1 yr I/O - 26yr Reg    07/21/26   I/O from 8/1/99 thru 7/31/00, then monthly, beg. 8/1/00
 B&I    3,386,704.53        25yr - Regular         02/02/24   I/O thru 4/1/99, then monthly
 B&I    197,130.90          20yr - Regular         04/23/19   Monthly on 23rd
 B&I    1,244,293.86        7yr - Regular          10/01/06   Monthly, beg. 11/1/99
 B&I    2,693,122.26        20yr - Regular         09/22/19   Monthly, beg. 11/1/99
 B&I    972,423.57          10yr - Regular         09/16/09   Monthly on 16th
 B&I    1,742,318.98        15yr - Regular         01/01/14   Monthly on 1st, beg. 12/1
 B&I    269,069.30          5yr - Regular          04/20/04   Monthly on 20th
 B&I    80,772.76           25yr - Regular         07/30/23   Monthly on 1st
 B&I    3,171,933.68        30yr - Regular         04/05/29   Monthly on 5th
 B&I    2,338,769.55        11yr - Regular         06/29/11   Monthly on 29th
 B&I    879,773.86          12yr - Regular         12/01/11   Monthly on 1st, beg. On 12/1
 B&I    1,407,419.70        25yr - Regular         09/10/24   Monthly on 1st
 B&I    285,720.22          13 mo I/O,227 mo-Reg   05/10/18   Interest Only thru 6/10/99, monthly on 10th
 B&I    3,953,111.13        15yr Reg               11/01/14   I/O on 11/1/99, then Monthly on the 1st
 B&I    6,993,861.92        20yr -  Reg            12/14/19   Monthly, beg. 2/1/00
 B&I    1,933,459.50        8m I/O -20yr Reg       12/03/19   I/O up thru 9 months, monthly on 3rd
 B&I    2,211,978.33        12m I/O -20yr Reg      10/01/19   Monthly on the 1st
 B&I    1,181,584.26        26m I/O-154mReg        06/06/12   Monthly on the 1st
 B&I    3,830,143.12        3Mo I/O - 25 yr        11/30/24   I/O 1st 90 days, then Monthly on the 1st, beg. 1/3/00
 B&I    608,911.10          30yr - Regular         12/22/29   Monthly, beg. 2/1/00
 B&I    840,937.49          10yr - Regular         09/27/09   Monthly, beg. 11/1/99
 B&I    2,368,403.57        15yr - regular         10/20/14   Monthly, beg., 11/20/99; I/O for months of Feb., Mar., Apr
 FSA    290,586.05          7yr balloon-15yr.reg   03/01/06   Interest Only 4/1/99 thru 12/1/99, then Monthly, beg., 1/1/00
 FSA    367,792.74          7yr balloon-15yr.reg   12/15/05   Annually on 12/15
 FSA    605,914.47          10yr - Regular         07/08/09   Monthly, beg. 8/8/99
 FSA    61,782.59           7yr- Regular           08/28/06   Monthly, beg. 9/28/99
 FSA    249,363.55          24yr - Regular         01/01/21   Annually, beg. 1/1/97
 FSA    456,872.35          40yr - Regular         03/25/39   Annually, beg 3/25/00, to be reduced by Qtly pymts. $3000, beg.10/1/99
 FSA    177,354.51          29 5/12 yr- Reg        12/15/28   Annually, beg . 12/15/99
 FSA    153,027.69          28 11/12 yr- Reg       12/01/23   Annually, beg . 12/1/99
 FSA    374,191.46          25yr - Regular         06/25/24   Monthly on 25th
 FSA    630,000.00          20yr - regular         09/17/19   Annually, beg. 9/17/00
 FSA    116,100.00          25 yr - Reg            04/01/24   Annually, beg. 4/1/00
 FSA    207,212.40          25yr - Regular         04/01/24   Annually, beg. 4/1/00
 FSA    553,501.97          20yr - Regular         11/10/19   Monthly, beg. 12/10/99
 FSA    88,740.00           10yr am / 7yr Bal      10/26/06   Annually, beg. 10/26/00
 FSA    220,500.00          40yr - Regular         10/26/39   Annually, beg. 10/26/00
 FSA    187,575.65          10yr am / 7yr Bal      11/17/06   Monthly, beg. 12/17/99
------------------------------------------------------------------------------------------------------------------------------------
 Total  68,791,470.82
------------------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------------
 Prepayment               Interest   Interest                   Interest    Gross           Net           Interest
 Penalty                  Only       Rate                       Rate        Interest Rate   Interest      Rate
 Type                     Period     Index                      Margin      as 3/31/00      Rate (1)      Floor
 -----------------------------------------------------------------------------------------------------------------------------------
 5,4,3,2,1                No         Prime                      1.0000      9.50000%        9.50000%      9.5000%
 N/A                      No         5Y CMT                     4.0000      8.50000%        8.00000%      N/A
 5,4,3,2,1                Yes        Prime                      1.0000      9.50000%        9.50000%      N/A
 5,4,3,2,1                No         Prime                      1.0000      9.50000%        9.50000%      N/A
 1,1,1,1,1                Yes        Prime                      0.2500      8.75000%        8.50000%      N/A
 N/A                      No         Prime                      1.5000      10.00000%       9.75000%      N/A
 5,4,3,2,1,1,1            No         Prime                      1.5000      10.00000%       9.50000%      N/A
 5,4,3,2,1                No         Prime                      1.0000      9.50000%        8.25000%      N/A
 5,4,3,2,1                No         Prime                      1.5000      10.00000%       8.00000%      N/A
 5,4,3,2,1,0              No         Prime                      2.0000      10.50000%       8.50000%      N/A
 3,2,1,0                  Yes        Prime                      1.2500      9.75000%        7.75000%      N/A
 5,4,3,2,1                No         Prime                      1.7500      10.25000%       6.50000%      9.5000%
 5,4,3,2,1,0              No         Farmer Mac COFI            2.0000      8.60000%        8.60000%      N/A
 5,4,3,2,1                No         Prime                      1.5000      10.00000%       8.00000%      N/A
 N/A                      No         Farmer Mac 5 yr COFI       2.0000      9.45000%        8.95000%      N/A
 5,4,3,2,1,0              Yes        Prime                      1.0000      9.50000%        9.00000%      7.5000%
 5,4,3,2,1,0              No         Prime                      1.0000      9.50000%        8.50000%      N/A
 N/A                      No         Prime                      1.0000      9.50000%        6.43750%      N/A
 10,9,8,7,6,5,4           No         Prime                      1.0000      9.50000%        9.50000%      9.2500%
 10,9,8,7,6,5,4,3,2,1     No         Prime                      1.0000      9.50000%        9.50000%      9.2500%
 5,4,3,2,1,0              No         Prime                      2.2500      10.75000%       10.25000%     N/A
 5,4,3,2,1                No         Prime                      1.0000      9.50000%        9.50000%      9.2500%
 N/A                      No         Prime                      1.5000      10.00000%       6.62500%      N/A
 N/A                      No         Prime                      1.0000      9.50000%        6.50000%      N/A
 N/A                      No         Prime                      0.0000      8.50000%        8.50000%      N/A
 5,4,3,2,1                No         Prime                      2.0000      10.50000%       10.25000%     N/A
 5,4,3,2,1                No         Prime                      1.0000      9.50000%        9.00000%      N/A
 5,4,3,2,1                No         Prime                      2.0000      10.50000%       8.50000%      N/A
 5,4,3,2,1                Yes        Prime                      1.5000      10.00000%       9.50000%      5.0000%
 5,4,3,2,1 (12/1/99)      No         Prime                      0.0000      8.00000%        7.75000%      N/A
 10,9,8,7,6,5,4,3,2,1     No         Prime                      1.5000      9.50000%        9.50000%      9.5000%
 2% for 10, 1% for 10     Yes        Prime                      1.0000      9.50000%        9.50000%      N/A
 4,3,2                    Yes        Prime                      0.7500      9.25000%        8.75000%      N/A
 5,4,3,2,1 (9/10/99)      Yes        Prime                      1.2500      9.75000%        7.75000%      N/A
 5,4,3,2,1                Yes        Prime                      1.5000      10.00000%       9.50000%      N/A
 5,4,3,2,1                No         Prime                      1.7500      10.25000%       9.00000%      N/A
 7,6,5,4,3,2,1            No         Prime                      1.7500      10.25000%       9.75000%      N/A
 N/A                      No         5 year Farmer Mac COFI     0.0090      8.50000%        8.25000%      N/A
 3,3,3,3,3                Yes        Prime                      0.7500      9.25000%        8.25000%      7.0000%
 N/A                      No         Fixed                      Fixed       9.75000%        9.25000%      N/A
 3,2,1,0                  No         Prime                      1.0000      9.75000%        9.25000%      N/A
 N/A                      No         Fixed                      Fixed       8.25000%        7.75000%      N/A
 N/A                      No         Farmer Mac 3 Mo COFI       1.8500      8.75000%        8.25000%      N/A
 N/A                      No         Prime                      1.0000      8.75000%        8.25000%      N/A
 N/A                      No         Prime                      0.7500      8.50000%        8.00000%      N/A
 N/A                      No         Prime                      1.2500      9.75000%        9.25000%      3.0000%
 N/A                      No         Prime                      0.5000      8.25000%        7.75000%      N/A
 N/A                      No         Prime                      1.5000      10.00000%       9.75000%      N/A
 N/A                      No         Prime                      1.5000      9.25000%        8.75000%      N/A
 N/A                      No         Prime                      1.5000      9.25000%        8.75000%      N/A
 N/A                      No         Prime                      2.0000      10.50000%       10.00000%     N/A
 N/A                      No         Prime                      0.5000      9.00000%        8.75000%      N/A
 N/A                      No         Prime                      0. 50       9.00000%        8.75000%      N/A
 N/A                      No         Prime                      1.0000      9.75000%        9.75000%      N/A
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Interest
 Rate            Accrual        Accrual
 Cap             Method         Basis
--------------------------------------------------------------------------------
 12.5000%        simple         30/360
 N/A             simple         30/360
 N/A             simple         Act/360
 N/A             simple         Act/360
 N/A             simple         365/360
 N/A             simple         Act/365
 N/A             simple         Act/365
 N/A             simple         30/360
 N/A             simple         30/360
 N/A             simple         30/360
 N/A             simple         30/360
 14.5000%        simple         act/360
 N/A             simple         365/365-366/366
 N/A             simple         30/360
 N/A             simple         365/365
 13.0000%        simple         ACT/360
 N/A             simple         act/360
 N/A             simple         ACT/365
 13.2500%        simple         ACT/360
 13.2500%        simple         ACT/360
 N/A             simple         ACT/365
 9.2500%         simple         ACT/360
 N/A             simple         Act/365
 N/A             simple         Act/365
 N/A             simple         Act/360
 N/A             simple         Act/360
 N/A             simple         Act/360
 N/A             simple         Act/360
 15.0000%        simple         Act/365
 N/A             simple         Act/360
 13.5000%        simple         Act/360
 N/A             simple         Act/365
 N/A             simple         Act/365
 N/A             simple         Act/360
 N/A             simple         Act/365
 N/A             simple         30/360
 N/A             simple         ACT/360
 N/A             simple         30/360
 13.5000%        simple         Act/365
 N/A             simple         act/365
 N/A             simple         act/365
 N/A             simple         Act/360
 N/A             simple         ACT/365
 N/A             simple         Act/365
 N/A             simple         Act/365
 21.0000%        simple         Act/365
 N/A             simple         Act/365
 N/A             simple         Act/360
 N/A             simple         Act/360
 N/A             simple         Act/360
 N/A             simple         ACT/360
 N/A             simple         ACT/365
 N/A             simple         ACT/365
 N/A             simple         ACT/365
 -------------------------------------------------------------------------------
  (1)  Gross Interest, reduced by the applicable

 Servicer Fee.

The Information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. ("GCM") and has not been independently verified by GCM. Accordingly, GCM makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.


GCM assumes no responsibility for the accuracy of any material contained herein.

In addition, the information contained herein is superseded by information contained in sheets circulated after the date hereof and is qualified in its entirety by information contained in Prospectus and Prospectus Supplement for this transaction.

                                                                EXHIBIT 99.2
               Preliminary Term Sheet Prepared April 24, 2000

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

     This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein is superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                             PRELIMINARY TERM SHEET

                            Prepared: April 24, 2000

                           FARMER MAC II TRUST 2000-A

                       $[68,791,471] (approximate) Class A Certificates

                        Farmer Mac, Guarantor and Trustee

        ===============================================================================
                                                             WAL        Payment Window
        Class              Principal Amount (1)   Coupon    (Yrs)(3)    (Mo) Call/Mat
                           --------------------             --------    -------------
        Class A
        Certificates          $[68,791,471]         (2)       _.__       _____/_____
        ===============================================================================

(1)         Approximate.  Subject to final collateral and Guarantor approval.

(2) Interest on the Class A Certificates will be distributed as described in "Pass-Through Rate" herein. Based on the assumptions described in "Pass-Through Rate" herein, the Pass-Through Rate for the initial Distribution Date is expected to be [8.84]%.

(3) The Class A Certificates are subject to an Optional Redemption to occur as described in "Optional Redemption" herein.

Underwriter:        Greenwich Capital Markets, Inc.

Depositor:          Farmer Mac Mortgage Securities Corporation ("FMMSC").

Issuer/Trustee:     Federal Agricultural Mortgage Corporation ("Farmer Mac").

Guarantor:          Farmer Mac.

The Certificates: The Issuer will issue the Class A Certificates (the "Certificates"). The Certificates will represent interests in the guaranteed portions of a pool of loans ("Guaranteed Portions") originated under the B&I and FSA loan programs of the USDA (each as defined herein).

Loans: The loans were originated under the United States Department of Agriculture ("USDA") Business and Industry ("B&I") and Farm Service Agency ("FSA") loan programs (the "Loans").

                    B&I Loans typically range in size from $1,000,000 to $10,000,000 and FSA Loans can be no larger than $700,000. A portion of each B&I Loan carries a full faith and credit guarantee of principal and interest from the U.S. Government typically ranging from 70% to 90% of the Loan amount, depending on size. FSA Loans are typically guaranteed for
                    90% of principal, however, under certain conditions (as described below), FSA Loans are guaranteed for up to 95% of principal. The guaranteed percentage is determined by FSA based on the risk involved in the Loan. The originator of each Loan retains the non-guaranteed portion of such Loan and acts as servicer for the life of the Loan. The Loans generally provide regular scheduled payments (usually monthly or annually) of principal and interest. Interest rates are fixed or variable (predominantly Prime based), determined between the lender and borrower and subject to USDA review and approval.

                    As stated above, FSA Loans are typically guaranteed for 90% of principal. The lender may receive a 95% guarantee when
                    (i) the purpose of the Loan is to refinance direct FSA farm credit program debt (if only a portion of the Loan is for this purpose, a weighted average percentage of guarantee will be used) or (ii) the Loan is made to a beginning farmer to participate in certain farmer programs.

                    If the Loan is delinquent for 60 or more days, the holder of the Loan may notify the lender to repurchase the Loan. Within 30 days of demand by the holder, the lender has the option to repurchase the Guaranteed Portion of the Loan for an amount equal to the unpaid guaranteed principal portion and accrued interest (net of servicing fee). If the lender does not repurchase the Loan the holder may make a demand to the USDA to repurchase the Loan. Within 30 days after demand to the USDA from the holder of the Loan, the USDA, pursuant to the USDA guarantee, will purchase from the holder 100% of the unpaid principal balance of the guaranteed portion of the Loan together with 100% accrued interest to the date of repurchase (net of servicing fee). However, such accrued interest will only accrue to the extent the date of repurchase does not extend beyond 90 days from the date of the original demand letter from the holder to the lender.

                    All of the Loans accrue interest in accordance with the simple interest accrual method and have various payment cycles and payment due dates.

                    For more information on the Loans, see attached collateral term sheet (Attachment I).

Servicers:          Each Loan will be serviced by the financial institution that
                    originated such  Loans.   As  of  the  Cut-off  Date,  there
                    are  31  institutions servicing the Loans in the Trust.

Master Servicer:    Farmer Mac will act  as  Master  Servicer  of the Guaranteed
                    Portions.

Federal Tax Status: In the opinion of tax counsel to the Issuer, the trust will be classified for federal income tax purposes as a grantor trust and not as an association or publicly traded partnership taxable as a corporation. Certificateholders will be required to report their respective allocable shares of income earned on Trust assets and, subject to certain limitations applicable to natural persons, estates and trusts, may deduct their respective allocable shares of reasonable servicing and other expenses of the Trust. See "Material Federal Income Tax Consequences" in the Prospectus Supplement.

Registration:       At  closing,  the  Certificates  will be issued in  physical form. On or prior to the initial Distribution Date, the Certificates will be registered in book-entry form through the Federal Reserve Bank ("Fed Book Entry").

Settlement          Date: On or about April [28],  2000. The  Certificates  will settle on the Settlement Date with accrued interest from the Cut-off Date to, but not including, the Closing Date ([27] days).

Cut-off Date:       The close of business on March 31, 2000.

Distribution        Date:  The 15th day of each month or, if any such day is not a business day, then the next succeeding business day, commencing on June 15, 2000.

Accrual Period: The interest accrual period with respect to the Certificates for a given Distribution Date will be the second calendar month prior to the month of such Distribution Date. Interest will accrue on a basis equal to the interest accrual basis of the Guaranteed Portion.

Legal Final
Distribution Date:  December 15, 2039.


Credit Enhancement: Credit  enhancement  is  provided  by  the   Guarantor  (the
                    "Guarantee").

                    Under the Guarantee, the Guarantor unconditionally and irrevocably guarantees to the Trustee for the benefit of each Certificateholder the full and complete payment of (i) Net Interest Funds (as defined herein) and (ii) ultimate principal (including any principal payments with respect to balloon payments, if any, allocable to the Guaranteed Portions). The Guarantor's obligations are not backed by the full faith and credit of the United States.

ERISA Eligibility: The Certificates are expected to be ERISA eligible, subject to certain conditions specified in the Prospectus Supplement.

Legal Investment:   The  Certificates  will  not  constitute  "mortgage  related securities" for purposes of SMMEA.

Optional Redemption: On or after the Distribution Date on which the aggregate principal balance of the Guaranteed Portions is less than 1.00% of the aggregate principal balance of the Guaranteed Portions as of the Cut-off Date, the Guarantor may redeem the Certificates, in whole but not in part, by tendering to the Trustee the purchase price therefor, equal to 100% of the unpaid principal balance of the Guaranteed Portions, plus accrued and unpaid Interest Funds.

Prepayment          Penalties:  B&I Loans are  typically  subject to  prepayment penalties starting at 5% of the original Loan principal amount during the first year of the Loan and stepping down
                    1% for the next 4 years ("5/4/3/2/1"). Although the pro rata portion of the prepayment penalties on the Guaranteed
                    Portions will be sold to the trust, the prepayment penalties are not covered by the Guarantee or the USDA guarantee.

                    For more information on the prepayment penalties with respect to each Guaranteed Portion, see Attachment I.

Collection Period:  For  any   Distribution  Date,  the  second  calendar  month
                    preceding the month of such Distribution Date.

Advances:           With respect to any Collection  Period, the  Guarantor  will make the following advances:
                   (i) For any  Guaranteed  Portion  with  respect  to  which  a scheduled payment is received in such Collection Period, but the due date therefore is in a Collection Period subsequent to such Collection Period, interest at the Loan rate (net of all servicing fees) on the principal balance of the Guaranteed Portion as reduced by application of such payment (on the "Simple Interest" method) for the number of days from the date of receipt through the last day of the calendar month of receipt (an "Early Payment Advance");


                  (ii) For  any  Guaranteed  Portion that has a due date in such
                       Collection Period and for which a payment is received in such Collection Period, interest at the Loan rate (net of all servicing fees) on the principal balance of the Guaranteed Portion as reduced by application of such payment (on the simple interest accrual method) for the number of days from the date of receipt of such payment through the last day of the calendar month of receipt (a "Timing Advance");

                 (iii) For  any  Guaranteed Portion that  has a due date in such
                       Collection Period and for which a payment is not received during such Collection Period, and for which an Early Payment Advance was not made, interest at the Loan rate (net of all servicing fees) on the principal balance of the Guaranteed Portion for the number of days between the date of the most recent payment or Advance was made with respect to the Loan and the last day of the calendar month of such date (a "Delinquency Advance").

                    Early Payment Advances, Timing Advances and Delinquency Advances (collectively "Advances") will be reimbursable to the Guarantor out of subsequent collections or recoveries with respect to the Guaranteed Portions as to which such Advances were made.

                    Except for Early Payment Advances, no Advances, will be made for any Guaranteed Portion that does not have a due date in the Collection Period related to the applicable Distribution Date.

Priority of Payments:   On each Distribution Date, the amounts listed below will
                    be distributed in the following order of priority:
                   (i) to  the Certificateholders,  the  Net Interest  Funds and
                       unpaid interest;
                  (ii) to the  Certificateholders,  the  Principal  Distribution
                       Amount; and
                 (iii) to the  Certificateholders, the amount  of all prepayment penalties actually received by the Trustee, if any.

Interest Funds:     For any related Collection Period, the sum of:
                    (i)      interest   received  from  borrowers   during  such
                             Collection Period (but in the case of the first Collection Period, the amounts accrued from and received after the Cut-off Date);

                   (ii) the interest portion of recoveries received from the USDA during such Collection Period; and
                  (iii)      Advances relating to such Collection Period.

Net Interest Funds: For  any   Collection  Period,  Interest  Funds   for   such
                    Collection Period, minus:
                   (i) the   servicing   fees,  payable  with  respect  to  such
                       Collection Period;
                  (ii) the  Guarantee   Fee,   payable   with   respect  to such
                       Collection  Period;
                 (iii) the  Administration  Fee,  payable  with respect  to such
                       Collection  Period;  and
                  (iv) reimbursements for Advances payable  with respect to such
                       Collection Period.

Principal Distribution
Amount: With respect to any Collection Period, all payments of principal received (including any balloon payments and any principal prepayments received), plus, with respect to the final Collection Period, any amounts of ultimate principal paid by the Guarantor (as described in "Credit Enhancement" herein).

                    Pass-Through Rate: For any Distribution Date the Pass-Through Rate is a variable rate which will be derived for each Collection Period to equal the product of (x) 12 and (y) the percentage equivalent of a fraction, the numerator of which is the Net Interest Funds for the related Collection Period and the denominator of which is the Class A Certificate Principal Balance immediately prior to such Distribution Date. The Pass-Through Rate on the initial Distribution Date is expected to be approximately [8.90]%.

Guarantee Fee:      The Guarantee Fee is 0.25% per annum.

Administration Fee: The Administration Fee is 0.14% per annum.

                    The Guarantee Fee and Administration Fee will be calculated for each Guaranteed Portion, accrue for the actual number of days used to calculate interest payable by the borrower at the applicable fee rate on the outstanding principal balance of the Guaranteed Portion from time to time. Such Fees will be payable in each Collection Period during which a scheduled payment for the applicable Guaranteed Portion is received.

------------------------------------------------------------------------------------------------------------------------------------
                         B&I and FSA Loan Schedule
------------------------------------------------------------------------------------------------------------------------------------
       Guaranteed Portion
 Loan   Principal Balance   Amortization           Maturity   Payment
 Type   as of 3/31/00       Type                   Date       Frequency
 -----------------------------------------------------------------------------------------------------------------------------------
 B&I    641,072.60          20yr - Regular         06/30/18   Monthly, beg. 7/30/98
 B&I    313,459.43          20yr - Regular         01/01/19   Monthly, beg. 2/1/99
 B&I    283,634.92          7mo I/0, 15yr reg      08/06/13   I/O for 7 mo. beg. 9/8/98, monthly beg. 4/6/99
 B&I    491,209.05          14yr - Regular         05/15/13   Monthly , beg. 7/1/99
 B&I    1,820,800.00        6 mo I/O - 14 yr reg   04/30/14   I/O for 6 mo. Beg 11/30/99, then monthly beg 5/30/00
 B&I    1,204,645.57        10yr - Regular         04/30/09   Monthly -see note- "As parcels of land are sold.."
 B&I    1,410,418.34        15yr - Regular         06/06/14   Monthly, beg. 9/1/99
 B&I    1,857,793.76        22yr - Regular         04/27/21   Monthly, beg. 6/1/99
 B&I    305,736.16          24yr - Regular         06/11/23   Monthly, beg. 8/1/99
 B&I    2,139,094.46        9.25yr -Regular        10/01/08   Monthly, beg. 8/1/99
 B&I    1,558,418.95        1 yr I/O - 15 yr Reg   06/26/13   Monthly, beg. 7/26/98
 B&I    1,103,865.70        15yr - Regular         06/15/14   Monthly, beg. 8/1/99
 B&I    2,612,755.95        20yr - Regular         05/05/19   Monthly, beg. 6/5/99
 B&I    1,639,732.52        24yr - Regular         06/11/23   Monthly, beg. 8/1/99
 B&I    2,236,474.41        30yr - Regular         10/15/26   Monthly, beg. 9/28/99
 B&I    1,840,000.00        1 yr I/O - 26yr Reg    07/21/26   I/O from 8/1/99 thru 7/31/00, then monthly, beg. 8/1/00
 B&I    3,386,704.53        25yr - Regular         02/02/24   I/O thru 4/1/99, then monthly
 B&I    197,130.90          20yr - Regular         04/23/19   Monthly on 23rd
 B&I    1,244,293.86        7yr - Regular          10/01/06   Monthly, beg. 11/1/99
 B&I    2,693,122.26        20yr - Regular         09/22/19   Monthly, beg. 11/1/99
 B&I    972,423.57          10yr - Regular         09/16/09   Monthly on 16th
 B&I    1,742,318.98        15yr - Regular         01/01/14   Monthly on 1st, beg. 12/1
 B&I    269,069.30          5yr - Regular          04/20/04   Monthly on 20th
 B&I    80,772.76           25yr - Regular         07/30/23   Monthly on 1st
 B&I    3,171,933.68        30yr - Regular         04/05/29   Monthly on 5th
 B&I    2,338,769.55        11yr - Regular         06/29/11   Monthly on 29th
 B&I    879,773.86          12yr - Regular         12/01/11   Monthly on 1st, beg. On 12/1
 B&I    1,407,419.70        25yr - Regular         09/10/24   Monthly on 1st
 B&I    285,720.22          13 mo I/O,227 mo-Reg   05/10/18   Interest Only thru 6/10/99, monthly on 10th
 B&I    3,953,111.13        10mI/O - 15yr Reg      11/01/14   I/O on 11/1/99, then Monthly on the 1st
 B&I    6,993,861.92        20yr -  Reg            12/14/19   Monthly, beg. 2/1/00
 B&I    1,933,459.50        8m I/O -20yr Reg       12/03/19   I/O up thru 9 months, monthly on 3rd
 B&I    2,211,978.33        12m I/O -20yr Reg      10/01/19   Monthly on the 1st
 B&I    1,181,584.26        26m I/O-154mReg        06/06/12   Monthly on the 1st
 B&I    3,830,143.12        3Mo I/O - 25 yr        11/30/24   I/O 1st 90 days, then Monthly on the 1st, beg. 1/3/00
 B&I    608,911.10          30yr - Regular         01/01/30   Monthly, beg. 2/1/00
 B&I    840,937.49          10yr - Regular         09/27/09   Monthly, beg. 11/1/99
 B&I    2,368,403.57        15yr - regular         10/20/14   Monthly, beg., 11/20/99; I/O for months of Feb., Mar., Apr
 FSA    290,586.05          7yr balloon-15yr.reg   03/01/06   Interest Only 4/1/99 thru 12/1/99, then Monthly, beg., 1/1/00
 FSA    367,792.74          7yr balloon-15yr.reg   12/15/05   Annually on 12/15
 FSA    605,914.47          10yr - Regular         07/08/09   Monthly, beg. 8/8/99
 FSA    61,782.59           7yr- Regular           08/28/06   Monthly, beg. 9/28/99
 FSA    249,363.55          24yr - Regular         01/01/21   Annually, beg. 1/1/97
 FSA    456,872.35          40yr - Regular         03/25/39   Annually, beg 3/25/00, to be reduced by Qtly pymts. $3000, beg.10/1/99
 FSA    177,354.51          29 5/12 yr- Reg        12/15/28   Annually, beg . 12/15/99
 FSA    153,027.69          28 11/12 yr- Reg       12/01/23   Annually, beg . 12/1/99
 FSA    374,191.46          25yr - Regular         06/25/24   Monthly on 25th
 FSA    630,000.00          20yr - regular         09/17/19   Annually, beg. 9/17/00
 FSA    116,100.00          25 yr - Reg            04/01/24   Annually, beg. 4/1/00
 FSA    207,212.40          25yr - Regular         04/01/24   Annually, beg. 4/1/00
 FSA    553,501.97          20yr - Regular         11/10/19   Monthly, beg. 12/10/99
 FSA    88,740.00           10yr am / 7yr Bal      10/26/06   Annually, beg. 10/26/00
 FSA    220,500.00          40yr - Regular         10/26/39   Annually, beg. 10/26/00
 FSA    187,575.65          10yr am / 7yr Bal      11/17/06   Monthly, beg. 12/17/99
------------------------------------------------------------------------------------------------------------------------------------
 Total     68,791,470.82
------------------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------------
 Prepayment               Interest   Interest                   Interest    Gross           Net           Interest
 Penalty                  Only       Rate                       Rate        Interest Rate   Interest      Rate
 Type                     Period     Index                      Margin      as 3/31/00      Rate (1)      Floor
 -----------------------------------------------------------------------------------------------------------------------------------
 5,4,3,2,1                No         Prime                      1.0000      9.50000%        9.50000%      9.5000%
 N/A                      No         5Y CMT                     4.0000      8.50000%        8.00000%      N/A
 5,4,3,2,1                Yes        Prime                      1.0000      9.50000%        9.50000%      N/A
 5,4,3,2,1                No         Prime                      1.0000      9.50000%        9.50000%      N/A
 1,1,1,1,1                Yes        Prime                      0.2500      8.75000%        8.50000%      N/A
 N/A                      No         Prime                      1.5000      10.00000%       9.75000%      N/A
 5,4,3,2,1,1,1...         No         Prime                      1.5000      10.00000%       9.50000%      N/A
 5,4,3,2,1                No         Prime                      1.0000      9.50000%        8.25000%      N/A
 5,4,3,2,1                No         Prime                      1.5000      10.00000%       8.00000%      N/A
 5,4,3,2,1,0              No         Prime                      2.0000      10.50000%       8.50000%      N/A
 3,2,1,0                  Yes        Prime                      1.2500      9.75000%        7.75000%      N/A
 5,4,3,2,1                No         Prime                      1.7500      10.25000%       6.50000%      9.5000%
 5,4,3,2,1,0              No         Farmer Mac COFI            2.0000      8.60000%        8.60000%      N/A
 5,4,3,2,1                No         Prime                      1.5000      10.00000%       8.00000%      N/A
 N/A                      No         Farmer Mac 5 yr COFI       2.0000      9.45000%        8.95000%      N/A
 5,4,3,2,1,0              Yes        Prime                      1.0000      9.50000%        9.00000%      7.5000%
 5,4,3,2,1,0              No         Prime                      1.0000      9.50000%        8.50000%      N/A
 N/A                      No         Prime                      1.0000      9.50000%        6.43750%      N/A
 10,9,8,7,6,5,4           No         Prime                      1.0000      9.50000%        9.50000%      9.2500%
 10,9,8,7,6,5,4,3,2,1     No         Prime                      1.0000      9.50000%        9.50000%      9.2500%
 5,4,3,2,1,0              No         Prime                      2.2500      10.75000%       10.25000%     N/A
 5,4,3,2,1                No         Prime                      1.0000      9.50000%        9.50000%      9.2500%
 N/A                      No         Prime                      1.5000      10.00000%       6.62500%      N/A
 N/A                      No         Prime                      1.0000      9.50000%        6.50000%      N/A
 N/A                      No         Prime                      0.0000      8.50000%        8.50000%      N/A
 5,4,3,2,1                No         Prime                      2.0000      10.50000%       10.25000%     N/A
 5,4,3,2,1                No         Prime                      1.0000      9.50000%        9.00000%      N/A
 5,4,3,2,1                No         Prime                      2.0000      10.50000%       8.50000%      N/A
 5,4,3,2,1                Yes        Prime                      1.5000      10.00000%       9.50000%      5.0000%
 5,4,3,2,1 (12/1/99)      Yes        Prime                      0.0000      8.00000%        7.75000%      N/A
 10,9,8,7,6,5,4,3,2,1     No         Prime                      1.5000      9.50000%        9.50000%      9.5000%
 2% for 10, 1% for 10     Yes        Prime                      1.0000      9.50000%        9.50000%      N/A
 4,3,2                    Yes        Prime                      0.7500      9.25000%        8.75000%      N/A
 5,4,3,2,1 (9/10/99)      Yes        Prime                      1.2500      9.75000%        7.75000%      N/A
 5,4,3,2,1                Yes        Prime                      1.5000      10.00000%       9.50000%      N/A
 5,4,3,2,1                No         Prime                      1.7500      10.25000%       9.00000%      N/A
 7,6,5,4,3,2,1            No         Prime                      1.7500      10.25000%       9.75000%      N/A
 N/A                      No         5 year Farmer Mac COFI     0.0090      8.50000%        8.25000%      N/A
 3,3,3,3,3                Yes        Prime                      0.7500      9.25000%        8.25000%      7.0000%
 N/A                      No         Fixed                      Fixed       9.75000%        9.25000%      N/A
 3,2,1,0                  No         Prime                      1.0000      9.75000%        9.25000%      N/A
 N/A                      No         Fixed                      Fixed       8.25000%        7.75000%      N/A
 N/A                      No         Farmer Mac 3 Mo COFI       1.8500      8.75000%        8.25000%      N/A
 N/A                      No         Prime                      1.0000      8.75000%        8.25000%      N/A
 N/A                      No         Prime                      0.7500      8.50000%        8.00000%      N/A
 N/A                      No         Prime                      1.2500      9.75000%        9.25000%      3.0000%
 N/A                      No         Prime                      0.5000      8.25000%        7.75000%      N/A
 N/A                      No         Prime                      1.5000      10.00000%       9.75000%      N/A
 N/A                      No         Prime                      1.5000      9.25000%        8.75000%      N/A
 N/A                      No         Prime                      1.5000      9.25000%        8.75000%      N/A
 N/A                      No         Prime                      2.0000      10.50000%       10.00000%     N/A
 N/A                      No         Prime                      0.5000      9.00000%        8.75000%      N/A
 N/A                      No         Prime                      0. 50       9.00000%        8.75000%      N/A
 N/A                      No         Prime                      1.0000      9.75000%        9.75000%      N/A
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Interest
 Rate            Accrual        Accrual
 Cap             Method         Basis
--------------------------------------------------------------------------------
 12.5000%        simple         30/360
 N/A             simple         30/360
 N/A             simple         Act/360
 N/A             simple         Act/360
 N/A             simple         365/360
 N/A             simple         Act/365
 N/A             simple         Act/365
 N/A             simple         30/360
 N/A             simple         30/360
 N/A             simple         30/360
 N/A             simple         30/360
 14.5000%        simple         act/360
 N/A             simple         365/365-366/366
 N/A             simple         30/360
 N/A             simple         365/365
 13.0000%        simple         ACT/360
 N/A             simple         act/360
 N/A             simple         ACT/365
 13.2500%        simple         ACT/360
 13.2500%        simple         ACT/360
 N/A             simple         ACT/365
 9.2500%         simple         ACT/360
 N/A             simple         Act/365
 N/A             simple         Act/365
 N/A             simple         Act/360
 N/A             simple         Act/360
 N/A             simple         Act/360
 N/A             simple         Act/360
 15.0000%        simple         Act/365
 N/A             simple         Act/360
 13.5000%        simple         Act/360
 N/A             simple         Act/365
 N/A             simple         Act/365
 N/A             simple         Act/360
 N/A             simple         Act/365
 N/A             simple         30/360
 N/A             simple         ACT/360
 N/A             simple         30/360
 13.5000%        simple         Act/365
 N/A             simple         act/365
 N/A             simple         act/365
 N/A             simple         Act/360
 N/A             simple         ACT/365
 N/A             simple         Act/365
 N/A             simple         Act/365
 21.0000%        simple         Act/365
 N/A             simple         Act/365
 N/A             simple         Act/360
 N/A             simple         Act/360
 N/A             simple         Act/360
 N/A             simple         ACT/360
 N/A             simple         ACT/365
 N/A             simple         ACT/365
 N/A             simple         ACT/365
 -------------------------------------------------------------------------------

(1)  Gross Interest, reduced by the applicable Servicer Fee.

The Information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. ("GCM") and has not been independently verified by GCM. Accordingly, GCM makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.

GCM assumes no responsibility for the accuracy of any material contained herein.

In addition,  the  information  contained  herein is superseded  by  information contained  in term sheets  circulated  after the date hereof and is qualified in
its  entirety  by  information   contained  in  the  Prospectus  and  Prospectus
Supplement for this transaction.

                                       EXHIBIT 99.3
               Preliminary Term Sheet Prepared April 12, 2000